Exhibit 99.2

2 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 03 COMPANY INFORMATION 04 OVERVIEW 05 PORTFOLIO Triple-Net Portfolio Top 10 Relationships Senior Housing - Managed Portfolio Loans and Other Investments NOI Concentrations Geographic Concentrations - Consolidated Portfolio Triple-Net Lease Expirations 13 INVESTMENTS Summary Illustrative Annualized Cash NOI Upside 15 CAPITALIZATION Overview Indebtedness Debt Maturity Credit Metrics and Ratings 19 FINANCIAL INFORMATION Consolidated Financial Statements - Statements of (Loss) Income Consolidated Financial Statements - Balance Sheets Consolidated Financial Statements - Statements of Cash Flows FFO, Normalized FFO, AFFO and Normalized AFFO Components of Net Asset Value (NAV) 25 APPENDIX Disclaimer Reporting Definitions Discussion and Reconciliation of Certain Non-GAAP Financial Measures: CONTENT https://ir.sabrahealth.com/investors/financials/quarterly-results

3 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 SENIOR MANAGEMENT Rick Matros Michael Costa Talya Nevo-Hacohen Chief Executive Officer, President Chief Financial Officer, Secretary Chief Investment Officer, Treasurer and Chair and Executive Vice President and Executive Vice President BOARD OF DIRECTORS Rick Matros Michael Foster Jeffrey Malehorn Chief Executive Officer, President Lead Independent Director Director and Chair Craig Barbarosh Lynne Katzmann Clifton Porter II Director Director Director Katie Cusack Ann Kono Director Director CONTACT INFORMATION Sabra Health Care REIT, Inc. Transfer Agent 18500 Von Karman Avenue American Stock Transfer & Trust Suite 550 Company, LLC Irvine, CA 92612 6201 15th Avenue 888.393.8248 Brooklyn, NY 11219 sabrahealth.com COMPANY INFORMATION

4 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 Financial Metrics Dollars in thousands, except per share data September 30, 2023 Three Months Ended Nine Months Ended Revenues $ 161,627 $ 484,117 Net operating income 115,412 346,069 Cash net operating income 114,161 339,078 Diluted per share data: EPS $ (0.07) $ (0.01) FFO 0.33 0.97 Normalized FFO 0.33 0.99 AFFO 0.35 1.01 Normalized AFFO 0.34 1.02 Dividends per common share 0.30 0.90 Capitalization and Market Facts Key Credit Metrics (1) September 30, 2023 September 30, 2023 Common shares outstanding 231.2 million Net Debt to Adjusted EBITDA 5.57x Common equity Market Capitalization $3.2 billion Interest Coverage 4.33x Consolidated Debt $2.4 billion Fixed Charge Coverage Ratio 4.24x Consolidated Enterprise Value $5.6 billion Total Debt/Asset Value 36 % Secured Debt/Asset Value 1 % Common stock closing price $13.94 Unencumbered Assets/Unsecured Debt 274 % Common stock 52-week range $10.08 - $14.32 Common stock ticker symbol SBRA Portfolio Dollars in thousands, units and Cash NOI reflect Sabra's pro rata share Three Months Ended September 30, 2023As of September 30, 2023 Property Count Investment Beds/Units Cash NOI Investment in Real Estate Properties, gross Triple-Net Portfolio: Skilled Nursing / Transitional Care 240 $ 3,035,231 26,623 $ 63,931 Senior Housing - Leased 43 572,633 3,473 9,208 Behavioral Health 18 492,236 1,077 9,785 Specialty Hospitals and Other 15 225,443 392 4,598 Total Triple-Net Portfolio 316 4,325,543 31,565 Senior Housing - Managed 61 1,278,352 6,041 15,225 Consolidated Real Estate Investments 377 5,603,895 37,606 Unconsolidated Joint Venture Senior Housing - Managed 16 201,694 1,256 2,612 Total Equity Investments 393 5,805,589 38,862 Investments in Loans Receivable, gross (2) 12 361,093 Preferred Equity Investments, gross (3) 5 56,921 Includes 65 relationships in 39 U.S. states and CanadaTotal Investments 410 $ 6,223,603 (1) See page 18 of this supplement for important information about these credit metrics. (2) Our loans receivable investments include one investment which has a right of first offer on six addiction treatment centers with 928 beds. (3) Our preferred equity investments include investments in entities owning four Senior Housing developments with 544 aggregate units and one Skilled Nursing/Transitional Care development with 120 beds. OVERVIEW

5 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 Operating Statistics (1) Twelve Months Ended June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Occupancy Skilled Nursing/Transitional Care 72.9% 73.5% 73.7% 74.4% 75.9 % Senior Housing - Leased 81.8% 84.4% 86.4% 87.8% 88.7 % Behavioral Health 83.1% 84.0% 83.5% 85.9% 83.4 % Specialty Hospitals and Other 79.7% 77.4% 76.9% 76.5% 77.2 % Skilled Mix Skilled Nursing/Transitional Care 33.9% 34.3% 35.0% 34.4% 34.9 % PORTFOLIO Triple-Net Portfolio (1) Occupancy Percentage and Skilled Mix (together, “Operating Statistics”) and EBITDARM Coverage for each period presented include only Stabilized Facilities owned by the Company as of the end of the quarter following the period presented and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. EBITDARM Coverage (1) Twelve Months Ended June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Skilled Nursing/Transitional Care 1.83x 1.77x 1.63x 1.65x 1.68x Senior Housing - Leased 1.13x 1.19x 1.14x 1.15x 1.17x Behavioral Health 1.72x 1.71x 1.71x 1.87x 1.92x Specialty Hospitals and Other 7.30x 6.95x 6.40x 6.68x 6.72x

6 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 PORTFOLIO Top 10 Relationships Top 10 Relationships Tenant/Borrower Credit Exposure Senior Housing - Managed Operator Exposure As of September 30, 2023 EBITDARM Coverage Twelve Months Ended (1) As of September 30, 2023 Relationship Primary Property Type Number of Sabra Investments % of Annualized Cash NOI June 30, 2023 March 31, 2023 Number of Sabra Investments % of Annualized Cash NOI Signature Healthcare Skilled Nursing 44 9.3% 1.30x 1.22x — — The Ensign Group Skilled Nursing 31 8.3% 2.36x N/A — — Avamere Family of Companies Skilled Nursing 28 7.8% 1.65x 1.49x — — Signature Behavioral Behavioral Hospitals 5 7.1% 1.44x 1.48x — — Recovery Centers of America Addiction Treatment 3 6.0 % N/A N/A — — Holiday AL Holdings LP Independent Living — — N/A N/A 21 5.6 % Leo Brown Group Assisted Living 5 2.8% 1.37x 1.28x 4 2.3 % The McGuire Group Skilled Nursing 8 3.8% 1.33x 1.32x — — CommuniCare Skilled Nursing 10 3.7% 1.78x 1.91x — — Healthmark Group Skilled Nursing 16 3.6% 1.41x 1.49x — — Top 10 relationships 150 52.4% 1.49x 1.43x 25 7.9 % Remaining 55 relationships 183 31.5% 2.54x 2.48x 52 8.2 % Total 333 83.9% 1.97x 1.93x 77 16.1% (1) EBITDARM Coverage is presented for Stabilized Facilities operated by the applicable tenant and is presented one quarter in arrears.

7 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 PORTFOLIO Senior Housing - Managed Portfolio (1) Excludes the Enlivant unconsolidated joint venture. Sabra withdrew and resigned its membership in the Enlivant Joint Venture effective May 1, 2023. (2) Same store Senior Housing - Managed portfolio includes Stabilized Facilities owned as the same property type for the full period in all comparison periods. Resident fees and services, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable by applying the average exchange rate for the current period to prior period results. Operating Performance Dollars in thousands Three Months Ended September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 Consolidated Portfolio Number of Properties 54 59 59 61 61 Number of Units 5,669 5,942 5,973 6,041 6,041 Resident fees and services $ 47,610 $ 52,699 $ 56,721 $ 58,428 $ 59,748 Cash NOI $ 10,905 $ 13,544 $ 13,084 $ 14,464 $ 15,225 Cash NOI Margin % 22.9% 25.7% 23.1% 24.8% 25.5 % Unconsolidated Portfolio (1) Number of Properties 12 15 16 16 16 Number of Units (Pro Rata) 617 1,011 1,258 1,256 1,256 Resident fees and services (Pro Rata) $ 5,592 $ 6,580 $ 8,831 $ 9,760 $ 9,950 Cash NOI (Pro Rata) $ 1,377 $ 1,122 $ 2,026 $ 2,681 $ 2,612 Cash NOI Margin % 24.6% 17.1% 22.9% 27.5% 26.3 % Same Store Operating Performance (2) Dollars in thousands, except REVPOR Three Months Ended September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 Consolidated Portfolio Number of Properties 42 42 42 42 42 Number of Available Units 4,184 4,185 4,186 4,186 4,186 REVPOR AL $ 6,189 $ 6,498 $ 6,489 $ 6,571 $ 6,524 IL $ 2,700 $ 2,745 $ 2,776 $ 2,811 $ 2,819 Total $ 3,640 $ 3,779 $ 3,805 $ 3,878 $ 3,851 Occupancy AL 79.7% 81.8% 81.3% 82.7% 82.9 % IL 82.1% 81.7% 80.5% 79.2% 81.6 % Total 81.5% 81.7% 80.7% 80.2% 81.9 % Resident fees and services $ 37,221 $ 38,754 $ 38,577 $ 39,059 $ 39,629 Cash NOI $ 8,510 $ 10,523 $ 10,376 $ 10,369 $ 10,914 Cash NOI Margin % 22.9% 27.2% 26.9% 26.5% 27.5%

8 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 PORTFOLIO Loans and Other Investments Loans Receivable and Other Investments Dollars in thousands As of September 30, 2023 Loan Type Number of Loans Property Type Principal Balance Book Value Weighted Average Contractual Interest Rate Weighted Average Annualized Effective Interest Rate Interest Income Three Months Ended September 30, 2023 (1) Maturity Date Mortgage 2 Behavioral Health $ 319,000 $ 319,000 7.6% 7.6% $ 6,111 11/01/26 - 01/31/27 Other 10 Multiple 52,133 48,703 7.5% 7.0% 888 08/31/23 - 05/01/29 12 371,133 367,703 7.6% 7.6% $ 6,999 Allowance for loan losses — (6,677) $ 371,133 $ 361,026 Other Investment Type Number of Investments Property Type Total Funding Commitments Total Amount Funded Book Value Rate of Return Other Income Three Months Ended September 30, 2023 (1) Preferred Equity 5 Skilled Nursing / Senior Housing $ 49,934 $ 49,934 $ 56,921 11.0% $ 1,518 (1) Includes income related to loans receivable and other investments held as of September 30, 2023.

9 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 The Ensign Group: 8.3% Avamere Family of Companies: 7.8% Signature Behavioral: 7.1% Recovery Centers of America: 6.0% Managed (No Operator Credit Exposure): 16.1% Other: 45.4% Signature Healthcare: 9.3% RELATIONSHIP CONCENTRATION PROPERTY TYPE CONCENTRATION PAYOR SOURCE CONCENTRATION (2) PORTFOLIO NOI Concentrations (1) As of September 30, 2023 (1) Relationship and asset class concentrations include real estate investments and investments in loans receivable and other investments. Relationship concentrations use Annualized Cash NOI, and asset class concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate. Payor source concentration excludes Annualized Cash NOI from investments in loans receivable and other investments. (2) Tenant payor source allocation presented one quarter in arrears. Holiday 5.6%Sienna 2.8%Other 7.7% Behavioral Health: 14.4% Senior Housing - Leased: 10.3% Specialty Hospital and Other: 4.1% Other: 0.8% Skilled Nursing/Transitional Care: 54.3% Senior Housing - Managed: 16.1% Private Pay: 43.7% Non-Private: 56.3%

10 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 PORTFOLIO Geographic Concentrations - Consolidated Portfolio Property Type As of September 30, 2023 Location Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other Total % of Total Texas 35 5 5 — 13 58 15.4 % California 24 — 2 3 1 30 8.0 Kentucky 24 1 — 2 1 28 7.4 Oregon 15 1 3 — — 19 5.0 Indiana 12 4 1 2 — 19 5.0 North Carolina 13 — 2 — — 15 4.0 Missouri 12 — 1 1 — 14 3.7 Washington 12 — 2 — — 14 3.7 Massachusetts 12 — — — — 12 3.2 New York 9 — 1 — — 10 2.7 Other (29 states & Canada) 72 32 44 10 — 158 41.9 Total 240 43 61 18 15 377 100.0% % of Total 63.6% 11.4% 16.2% 4.8% 4.0% 100.0 % Distribution of Beds/Units As of September 30, 2023   Property Type Location Total Number of Properties Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other Total % of Total Texas 58 4,419 470 736 — 325 5,950 15.8 % Kentucky 28 2,486 142 — 172 40 2,840 7.6 California 30 2,058 — 160 313 27 2,558 6.8 Indiana 19 1,411 545 169 138 — 2,263 6.0 Oregon 19 1,520 215 162 — — 1,897 5.0 North Carolina 15 1,454 — 237 — — 1,691 4.5 New York 10 1,566 — 107 — — 1,673 4.5 Washington 14 1,309 — 165 — — 1,474 3.9 Massachusetts 12 1,469 — — — — 1,469 3.9 Virginia 10 894 60 186 — — 1,140 3.0 Other (29 states & Canada) 162 8,037 2,041 4,119 454 — 14,651 39.0 Total 377 26,623 3,473 6,041 1,077 392 37,606 100.0% % of Total 70.8% 9.2% 16.1% 2.9% 1.0% 100.0%

11 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 PORTFOLIO Geographic Concentrations - Consolidated Portfolio Continued Investment Dollars in thousands As of September 30, 2023   Property Type Location Total Number of Properties Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other    Total % of Total Texas 58 $ 348,663 $ 55,818 $ 169,211 $ — $ 187,387 $ 761,079 13.6 % California 30 435,612 — 59,028 217,764 7,743 720,147 12.8 Oregon 19 261,316 33,002 54,143 — — 348,461 6.2 Indiana 19 158,666 120,197 47,856 12,155 — 338,874 6.0 New York 10 297,642 — 20,747 — — 318,389 5.7 Kentucky 28 244,362 23,668 — 15,074 30,313 313,417 5.6 Washington 14 158,674 — 40,461 — — 199,135 3.6 North Carolina 15 124,449 — 73,081 — — 197,530 3.5 Arizona 5 — 10,348 39,740 121,757 — 171,845 3.1 Canada (1) 9 — — 155,338 — — 155,338 2.8 Other (30 states) 170 1,005,847 329,600 618,747 125,486 — 2,079,680 37.1 Total 377 $ 3,035,231 $ 572,633 $ 1,278,352 $ 492,236 $ 225,443 $ 5,603,895 100.0% % of Total 54.2% 10.2% 22.8% 8.8% 4.0% 100.0% (1) Investment balance in Canada is based on the exchange rate as of September 30, 2023 of $0.7364 per 1 CAD.

12 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 PORTFOLIO Triple-Net Lease Expirations Triple-Net Lease Expirations Dollars in thousands Skilled Nursing/ Transitional Care Senior Housing - Leased Behavioral Health Specialty Hospitals and Other Total Annualized RevenuesAs of September 30, 2023   % of Total 10/01/23 - 12/31/23 $ 2,319 $ — $ — $ — $ 2,319 0.7% 2024 7,302 — — — 7,302 2.1% 2025 5,994 2,662 — 1,442 10,098 2.9% 2026 17,233 1,292 — — 18,525 5.3% 2027 25,365 4,209 — — 29,574 8.5% 2028 21,463 6,713 — 3,370 31,546 9.1% 2029 46,843 4,907 — 5,988 57,738 16.7% 2030 — — — 3,158 3,158 0.9% 2031 67,939 5,502 1,718 — 75,159 21.7% 2032 5,268 1,667 32,821 3,749 43,505 12.6 % Thereafter 46,100 14,360 6,344 732 67,536 19.5 % Total Annualized Revenues $ 245,826 $ 41,312 $ 40,883 $ 18,439 $ 346,460 100.0%

13 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 INVESTMENTS Summary Investment Activity Dollars in thousands Investment Initial Investment Date Property Type Number of Properties Beds/Units 2023 Amounts Invested (1) Expected Cash Yield Real Estate Traditions at Camargo (2) 02/01/23 Senior Housing - Managed 1 151 $ 48,025 8.00 % Wickshire Norman 02/01/23 Senior Housing - Leased 1 70 3,250 8.00 % Additions to Real Estate (3) Various Multiple N/A N/A 28,321 8.73 % Total Real Estate Investments 79,596 8.26 % Unconsolidated Joint Venture Marlin Spring Joint Venture (4) 02/20/23 Senior Housing - Managed 1 290 18,939 8.00 % Preferred Equity Preferred Equity Fundings Various Multiple N/A N/A 11,018 11.93 % Loans Receivable Loans Receivable Fundings Various Multiple N/A N/A 9,955 9.24 % All Investments through September 30, 2023 $ 119,508 8.64% (1) Excludes capitalized acquisition costs and origination fees. (2) Amount invested reflects the gross investment, of which $4.6 million was used to repay our preferred equity investment. (3) Excludes capital expenditures for the Senior Housing - Managed portfolio and recurring capital expenditures for the Triple-Net portfolio. (4) Amount invested relates to the acquisition of one additional property and reflects Sabra's 85% pro rata share of the gross investment of CAD $30.0 million and is based on the exchange rate as of the investment date. In addition, the Marlin Spring Joint Venture financed and assumed an aggregate CAD $23.6 million of debt associated with this additional acquisition. Sabra's equity investment in the additional property was CAD $6.1 million.

14 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 INVESTMENTS Illustrative Annualized Cash NOI Upside As of September 30, 2023 (1) Incremental Annualized Cash NOI assuming pre-COVID Occupancy Percentage of ~87% and Cash NOI Margin of~33%, as compared to Occupancy Percentage of ~81% and Cash NOI Margin of ~26% in 3Q 2023. (2) Assumes transitions/conversions occurred on the first day of 3Q 2023. Annualized Cash NOI Upside Opportunity Dollars in millions Annualized Cash NOI - 3Q 2023 $ 454 Recovery in Senior Housing - Managed portfolio (1) ~27 Previously disclosed transition of 25 properties (2) ~4 Previously disclosed Behavioral Health conversions (2) ~4 Annualized Cash NOI including upside opportunity $ ~489 As illustrated in the table below, the Annualized Cash NOI upside opportunity for Sabra’s portfolio is attractive as the broader healthcare industry continues to recover from the pandemic.

15 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 CAPITALIZATION Overview Consolidated Debt Dollars in thousands As of September 30, 2023 Secured debt $ 48,643 Revolving credit facility 32,623 Term loans 540,460 Senior unsecured notes 1,750,000 Total 2,371,726 Deferred financing costs and premiums/discounts, net (22,248) Total, net $ 2,349,478 Revolving Credit Facility Dollars in thousands As of September 30, 2023 Credit facility availability $ 967,377 Credit facility capacity 1,000,000 Enterprise Value Dollars in thousands, except per share amounts As of September 30, 2023 Shares Outstanding   Price   Value Common stock 231,219,523 $ 13.94 $ 3,223,200 Consolidated Debt 2,371,726 Cash and cash equivalents (33,256) Consolidated Enterprise Value $ 5,561,670 Common Stock and Equivalents Weighted Average Common Shares Three Months Ended September 30, 2023 Nine Months Ended September 30, 2023 EPS FFO and Normalized FFO AFFO and Normalized AFFO EPS FFO and Normalized FFO AFFO and Normalized AFFO Common stock 231,218,667 231,218,667 231,218,667 231,191,350 231,191,350 231,191,350 Common equivalents 6,025 6,025 6,025 6,025 6,025 6,025 Basic common and common equivalents 231,224,692 231,224,692 231,224,692 231,197,375 231,197,375 231,197,375 Dilutive securities: Restricted stock units — 1,611,157 2,763,771 — 1,369,017 2,681,499 Diluted common and common equivalents 231,224,692 232,835,849 233,988,463 231,197,375 232,566,392 233,878,874

16 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 CAPITALIZATION Indebtedness Fixed | Variable Rate Debt Dollars in thousands Weighted Average Interest Rate (1)As of September 30, 2023 Principal     % of Total Fixed Rate Debt   Secured debt $ 48,643     3.34%   2.0 % Senior unsecured notes 1,750,000     4.04%   73.8 % Total fixed rate debt 1,798,643     4.02%   75.8 % Variable Rate Debt (2)   Revolving credit facility 32,623     6.49%   1.4 % Term loans 540,460 3.72% 22.8 % Total variable rate debt 573,083     3.88%   24.2 % Consolidated Debt $ 2,371,726     3.99%   100.0 % Secured | Unsecured Debt Dollars in thousands Weighted Average Interest Rate (1)As of September 30, 2023 Principal     % of Total Secured Debt   Secured debt $ 48,643     3.34%   2.0 % Unsecured Debt Senior unsecured notes 1,750,000     4.04%   73.8 % Revolving credit facility 32,623     6.49%   1.4 % Term loans 540,460 3.72% 22.8 % Total unsecured debt 2,323,083     4.00%   98.0 % Consolidated Debt $ 2,371,726     3.99%   100.0% (1) Weighted average interest rate includes private mortgage insurance and impact of interest rate hedges. (2) Variable rate debt includes $430.0 million subject to interest rate swaps and interest rate collars that fix and set a cap and floor, respectively, for SOFR at a weighted average rate of 2.69%, and $110.5 million (CAD $150.0 million) subject to swap agreements that fix CDOR at 1.63% as of September 30, 2023. Excluding these amounts, variable rate debt was 1.4% of Consolidated Debt as of September 30, 2023.

17 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 CAPITALIZATION Debt Maturity Debt Maturity Schedule Dollars in thousands Secured Debt Senior Unsecured Notes   Term Loans     Revolving Credit Facility (1) Consolidated Debt As of September 30, 2023 Principal Rate (2) Principal Rate (2)   Principal Rate (2)     Principal Rate (2) Principal Rate (2) 10/01/23 - 12/31/23 $ 499   2.85%   $ —   —     $ —   —     $ — — $ 499   2.85% 2024 2,034   2.85%   —   —     —   —     — — 2,034   2.85% 2025 2,089   2.86%   —   —     —   —     — — 2,089   2.86% 2026 2,147   2.86%   500,000   5.13% —   —     — — 502,147   5.12% 2027 2,206   2.87%   100,000   5.88% —   —     32,623 6.49% 134,829   5.98% 2028 2,266   2.88%   —   —     540,460   6.65%     — — 542,726   6.64% 2029 2,328   2.89%   350,000 3.90% —   —     — — 352,328   3.89% 2030 2,392   2.90%   —   —     —   —     — — 2,392   2.90% 2031 2,093   2.92%   800,000   3.20%     —   —     — — 802,093   3.20% 2032 1,887   2.92% — — — — — — 1,887 2.92 % Thereafter 28,702   3.09%   —   —     —   —     — — 28,702   3.09 % Total 48,643   1,750,000 540,460     32,623 2,371,726 Discount, net — (4,075) — — (4,075) Deferred financing costs, net (854) (10,870) (6,449) — (18,173) Total, net $ 47,789 $ 1,735,055 $ 534,011     $ 32,623 $ 2,349,478 Wtd. avg. maturity/years 21.3   6.0 4.3     3.3 5.9 Wtd. avg. interest rate (3) 3.34%   4.04% 3.72%     6.49% 3.99% (1) Revolving Credit Facility is subject to two six-month extension options. (2) Represents actual contractual interest rates excluding private mortgage insurance and impact of interest rate hedges. (3) Weighted average interest rate includes private mortgage insurance and impact of interest rate hedges.

18 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 Key Credit Metrics (1) September 30, 2023 Net Debt to Adjusted EBITDA (2) 5.57x Interest Coverage (2) 4.33x Fixed Charge Coverage Ratio (2) 4.24x Total Debt/Asset Value 36 % Secured Debt/Asset Value 1 % Unencumbered Assets/Unsecured Debt 274 % Cost of Permanent Consolidated Debt (3) 3.95 % Unsecured Notes Ratings S&P (Stable outlook) BBB- Fitch (Stable outlook) BBB- Moody's (Stable outlook) Ba1 CAPITALIZATION Credit Metrics and Ratings (1) Key credit statistics (except Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our senior unsecured notes. In addition, key credit statistics give effect to dispositions and acquisitions completed after the period presented as though such dispositions and acquisitions occurred at the beginning of the period. (2) Based on the trailing twelve-month period ended as of the date indicated. (3) Excludes revolving credit facility balance that had an interest rate of 6.49% as of September 30, 2023.

19 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of (Loss) Income Dollars in thousands, except per share data Three Months Ended September 30, Nine Months Ended September 30,   2023 2022 2023 2022 Revenues: Rental and related revenues (1) $ 93,085 $ 84,214 $ 283,229 $ 297,268 Resident fees and services 59,748 47,610 174,897 133,973 Interest and other income 8,794 8,940 25,991 28,585       Total revenues 161,627 140,764 484,117 459,826     Expenses: Depreciation and amortization 43,242 47,427 140,211 137,855 Interest 28,156 27,071 85,024 77,573 Triple-net portfolio operating expenses 4,304 5,120 13,243 14,983 Senior housing - managed portfolio operating expenses 44,523 36,705 132,124 103,835 General and administrative 10,759 9,676 30,793 28,721 Provision for (recovery of) loan losses and other reserves 328 (217) 549 (12) Impairment of real estate — 60,857 7,064 72,602       Total expenses 131,312 186,639 409,008 435,557     Other (expense) income: Loss on extinguishment of debt — (140) (1,541) (411) Other income (expense) 2,229 994 2,570 (1,101) Net loss on sales of real estate (46,545) (80) (75,893) (4,581) Total other (expense) income (44,316) 774 (74,864) (6,093) (Loss) income before loss from unconsolidated joint ventures and income tax expense (14,001) (45,101) 245 18,176 Loss from unconsolidated joint ventures (645) (4,384) (2,136) (9,715) Income tax expense (455) (579) (1,509) (1,118) Net (loss) income $ (15,101) $ (50,064) $ (3,400) $ 7,343     Net (loss) income, per: Basic common share $ (0.07) $ (0.22) $ (0.01) $ 0.03         Diluted common share $ (0.07) $ (0.22) $ (0.01) $ 0.03         Weighted average number of common shares outstanding, basic 231,224,692 230,982,227 231,197,375 230,936,032   Weighted average number of common shares outstanding, diluted 231,224,692 230,982,227 231,197,375 231,779,750 (1) See page 20 for additional details regarding Rental and related revenues.

20 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of (Loss) Income - Supplemental Information Dollars in thousands Three Months Ended September 30, Nine Months Ended September 30,   2023 2022 2023 2022 Cash rental income $ 88,006 $ 92,966 $ 265,044 $ 288,532 Straight-line rental income 849 2,006 3,699 7,042 Straight-line rental income receivable write-offs (992) (16,606) (1,510) (17,068) Above/below market lease amortization 1,456 1,569 4,592 4,730 Above/below market lease intangible write-offs — — — 326 Operating expense recoveries 3,766 4,279 11,404 13,706 Rental and related revenues $ 93,085 $ 84,214 $ 283,229 $ 297,268

21 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Balance Sheets Dollars in thousands, except per share data September 30, 2023 December 31, 2022   (unaudited)   Assets Real estate investments, net of accumulated depreciation of $1,002,484 and $913,345 as of September 30, 2023 and December 31, 2022, respectively $ 4,603,014 $ 4,959,343 Loans receivable and other investments, net 417,947 411,396 Investment in unconsolidated joint ventures 135,755 134,962 Cash and cash equivalents 33,256 49,308 Restricted cash 5,602 4,624 Lease intangible assets, net 32,749 40,131 Accounts receivable, prepaid expenses and other assets, net 152,239 147,908 Total assets $ 5,380,562 $ 5,747,672 Liabilities Secured debt, net $ 47,789 $ 49,232 Revolving credit facility 32,623 196,982 Term loans, net 534,011 526,129 Senior unsecured notes, net 1,735,055 1,734,431 Accounts payable and accrued liabilities 128,039 142,259 Lease intangible liabilities, net 34,192 42,244 Total liabilities 2,511,709 2,691,277 Equity Preferred stock, $0.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of September 30, 2023 and December 31, 2022 — — Common stock, $0.01 par value; 500,000,000 shares authorized, 231,219,523 and 231,009,295 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively 2,312 2,310 Additional paid-in capital 4,491,917 4,486,967 Cumulative distributions in excess of net income (1,665,045) (1,451,945) Accumulated other comprehensive income 39,669 19,063 Total equity 2,868,853 3,056,395 Total liabilities and equity $ 5,380,562 $ 5,747,672

22 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Cash Flows Dollars in thousands Nine Months Ended September 30, 2023 2022 Cash flows from operating activities: Net (loss) income $ (3,400) $ 7,343 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 140,211 137,855 Non-cash rental and related revenues (6,781) 4,970 Non-cash interest income (380) (1,683) Non-cash interest expense 9,179 8,300 Stock-based compensation expense 5,468 5,367 Loss on extinguishment of debt 1,541 411 Provision for (recovery of) loan losses and other reserves 549 (12) Net loss on sales of real estate 75,893 4,581 Impairment of real estate 7,064 72,602 Loss from unconsolidated joint ventures 2,136 9,715 Distributions of earnings from unconsolidated joint ventures 1,705 — Other non-cash items (3,704) 2,167 Changes in operating assets and liabilities: Accounts receivable, prepaid expenses and other assets, net (10,660) (5,631) Accounts payable and accrued liabilities 3,013 2,161 Net cash provided by operating activities 221,834 248,146 Cash flows from investing activities: Acquisition of real estate (39,630) (83,985) Origination and fundings of loans receivable (9,614) (4,500) Origination and fundings of preferred equity investments (11,015) (5,813) Additions to real estate (63,794) (33,809) Escrow deposits for potential investments — (836) Repayments of loans receivable 8,674 4,885 Repayments of preferred equity investments 4,828 4,173 Investment in unconsolidated joint ventures (4,797) (128,019) Net proceeds from the sales of real estate 248,222 62,816 Net proceeds from sales-type lease 25,490 — Insurance proceeds 6,001 — Distributions in excess of earnings from unconsolidated joint ventures 544 — Net cash provided by (used in) investing activities 164,909 (185,088) Cash flows from financing activities: Net (repayments of) borrowings from revolving credit facility (165,338) 147,353 Proceeds from term loans 12,188 — Principal payments on term loans — (63,750) Principal payments on secured debt (1,479) (17,030) Payments of deferred financing costs (18,135) (6) Payment of contingent consideration (17,900) (2,500) Issuance of common stock, net (2,194) (4,394) Dividends paid on common stock (208,079) (207,861) Net cash used in financing activities (400,937) (148,188) Net decrease in cash, cash equivalents and restricted cash (14,194) (85,130) Effect of foreign currency translation on cash, cash equivalents and restricted cash (880) 392 Cash, cash equivalents and restricted cash, beginning of period 53,932 115,886 Cash, cash equivalents and restricted cash, end of period $ 38,858 $ 31,148 Supplemental disclosure of cash flow information: Interest paid $ 72,911 $ 68,778 Supplemental disclosure of non-cash investing activities: Decrease in loans receivable and other investments due to acquisition of real estate $ 4,644 $ 14,311

23 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 FINANCIAL INFORMATION FFO, Normalized FFO, AFFO and Normalized AFFO (1) Funding for support payments did not require capital contributions from Sabra but rather were funded with proceeds received by our Enlivant unconsolidated joint venture from TPG for the issuance of senior preferred interests. (2) Other normalizing items for FFO and AFFO for the three and nine months ended September 30, 2023 include $3.7 million of gain on insurance proceeds in both periods and $1.3 million and $1.4 million of transition expenses related to the transition of 14 Senior Housing - Managed communities to new operators, respectively. Other normalizing items for FFO for the nine months ended September 30, 2022 include $2.2 million of foreign currency transaction loss related to our Canadian borrowings. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries and certain adjustments for amounts recorded in the current period that relate to a prior period. (3) Other adjustments for the nine months ended September 30, 2022 includes $2.2 million of foreign currency transaction loss related to our Canadian borrowings. FFO, Normalized FFO, AFFO and Normalized AFFO Dollars in thousands, except per share data Three Months Ended September 30, Nine Months Ended September 30,   2023 2022 2023 2022 Net (loss) income $ (15,101) $ (50,064) $ (3,400) $ 7,343 Add: Depreciation and amortization of real estate assets 43,242 47,427 140,211 137,855 Depreciation, amortization and impairment of real estate assets related to unconsolidated joint ventures 2,255 6,090 6,505 15,856 Net loss on sales of real estate 46,545 80 75,893 4,581 Net gain on sales of real estate related to unconsolidated joint ventures — — — (220) Impairment of real estate — 60,857 7,064 72,602 FFO $ 76,941 $ 64,390 $ 226,273 $ 238,017 Write-offs of cash and straight-line rental income receivable and lease intangibles 939 16,370 1,371 15,831 Lease termination income — — — (2,338) Loss on extinguishment of debt — 140 1,541 411 Provision for (recovery of) loan losses and other reserves 328 (217) 549 (12) Support payments paid to joint venture manager (1) — 2,254 — 5,880 Other normalizing items (2) (1,003) (65) 1,066 2,586 Normalized FFO $ 77,205 $ 82,872 $ 230,800 $ 260,375 FFO $ 76,941 $ 64,390 $ 226,273 $ 238,017 Stock-based compensation expense 2,235 2,117 5,468 5,367 Non-cash rental and related revenues (1,312) 13,031 (6,781) 4,970 Non-cash interest income 8 (589) (380) (1,683) Non-cash interest expense 3,088 2,798 9,179 8,300 Non-cash portion of loss on extinguishment of debt — 140 1,541 411 Provision for (recovery of) loan losses and other reserves 328 (217) 549 (12) Other adjustments related to unconsolidated joint ventures 133 (2,378) 371 (4,056) Other adjustments (3) 61 36 224 2,430 AFFO $ 81,482 $ 79,328 $ 236,444 $ 253,744 Cash portion of lease termination income — — — (2,338) Write-off of cash rental income — — — 71 Support payments paid to joint venture manager (1) — 2,254 — 5,880 Other normalizing items (2) (1,017) (80) 1,021 250 Normalized AFFO $ 80,465 $ 81,502 $ 237,465 $ 257,607 Amounts per diluted common share: Net (loss) income $ (0.07) $ (0.22) $ (0.01) $ 0.03 FFO $ 0.33 $ 0.28 $ 0.97 $ 1.03 Normalized FFO $ 0.33 $ 0.36 $ 0.99 $ 1.12 AFFO $ 0.35 $ 0.34 $ 1.01 $ 1.09 Normalized AFFO $ 0.34 $ 0.35 $ 1.02 $ 1.11 Weighted average number of common shares outstanding, diluted: Net (loss) income 231,224,692 230,982,227 231,197,375 231,779,750 FFO and Normalized FFO 232,835,849 231,993,295 232,566,392 231,779,750 AFFO and Normalized AFFO 233,988,463 232,858,600 233,878,874 232,810,528

24 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 FINANCIAL INFORMATION Components of Net Asset Value (NAV) As of September 30, 2023 (1) Amounts represent principal amounts due and exclude deferred financing costs, net and premiums/discounts, net. (2) Includes balances that impact cash or NOI and excludes non-cash items. Annualized Cash NOI Dollars in thousands Skilled Nursing/Transitional Care $ 245,826 Senior Housing - Leased 41,312 Senior Housing - Managed Consolidated Portfolio 62,482 Senior Housing - Managed Unconsolidated Portfolio 10,445 Behavioral Health 40,883 Specialty Hospitals and Other 18,439 Annualized Cash NOI (excluding loans receivable and other investments) $ 419,387 Obligations Dollars in thousands Secured debt (1) $ 48,643 Senior unsecured notes (1) 1,750,000 Revolving credit facility 32,623 Term loans (1) 540,460 Sabra’s share of unconsolidated joint venture debt 73,335 Total Debt 2,445,061 Add (less): Cash and cash equivalents and restricted cash (38,858) Sabra’s share of unconsolidated joint venture cash and cash equivalents and restricted cash (3,881) Accounts payable and accrued liabilities (2) 117,704 Net obligations $ 2,520,026 Other Assets Dollars in thousands Loans receivable and other investments, net $ 417,947 Accounts receivable, prepaid expenses and other assets, net (2) 31,263 Total other assets $ 449,210 Common Shares Outstanding Total shares 231,219,523 We disclose components of our business relevant to calculate NAV. We consider NAV to be a useful supplemental measure that assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. The components of NAV do not consider potential changes in our investment portfolio. The components include non-GAAP financial measures, such as Cash NOI. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP financial measures as supplemental information to evaluate our business.

25 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 APPENDIX Disclaimer Disclaimer This supplement contains “forward-looking” information as that term is defined in the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward-looking statements. Examples of forward-looking statements include all statements regarding our expected future financial position, results of operations, cash flows, liquidity, business strategy, growth opportunities, potential investments, and plans and objectives for future operations. You can identify some of the forward-looking statements by the use of forward-looking words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "should," "may" and other similar expressions, although not all forward-looking statements contain these identifying words. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: pandemics or epidemics, including COVID-19, and the related impact on our tenants, borrowers and Senior Housing - Managed communities; increased labor costs and historically low unemployment; increases in market interest rates and inflation; operational risks with respect to our Senior Housing - Managed communities; competitive conditions in our industry; the loss of key management personnel; uninsured or underinsured losses affecting our properties; potential impairment charges and adjustments related to the accounting of our assets; the potential variability of our reported rental and related revenues as a result of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs; risks associated with our investment in our unconsolidated joint ventures; catastrophic weather and other natural or man-made disasters, the effects of climate change on our properties and a failure to implement sustainable and energy-efficient measures; increased operating costs and competition for our tenants, borrowers and Senior Housing - Managed communities; increased healthcare regulation and enforcement; our tenants’ dependency on reimbursement from governmental and other third-party payor programs; the effect of our tenants, operators or borrowers declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the impact of required regulatory approvals of transfers of healthcare properties; environmental compliance costs and liabilities associated with real estate properties we own; our tenants’, borrowers' or operators’ failure to adhere to applicable privacy and data security laws, or a material breach of our or our tenants’, borrowers' or operators’ information technology; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; adverse changes in our credit ratings; our ability to make dividend distributions at expected levels; our ability to raise capital through equity and debt financings; changes and uncertainty in macroeconomic conditions and disruptions in the financial markets; risks associated with our ownership of property outside the U.S., including currency fluctuations; the relatively illiquid nature of real estate investments; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; changes in tax laws and regulations affecting REITs; the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities; and the exclusive forum provisions in our bylaws. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so. Note Regarding Non-GAAP Financial Measures This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: net operating income (“NOI”), Cash NOI, funds from operations (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share, Normalized AFFO per diluted common share and Adjusted EBITDA (defined below). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at https://ir.sabrahealth.com/investors/ financials/quarterly-results. Tenant and Borrower Information This supplement includes information regarding our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this supplement has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Sabra Information The information in this supplemental information package should be read in conjunction with the Company's Annual Report on Form 10- K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein. On Sabra’s website, www.sabrahealth.com, you can access, free of charge, Sabra's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through its website, www.sec.gov. For more information, contact Investor Relations at (888) 393-8248 or investorrelations@sabrahealth.com.

26 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 APPENDIX Reporting Definitions Adjusted EBITDA* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”)* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. Annualized Revenues  The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are adjusted to (i) reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis, (ii) exclude residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis and (iii) reflect the February 1, 2023 transition of four real estate properties formerly operated by North American Health Care to Avamere. Behavioral Health Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling. Cash Net Operating Income (“Cash NOI”)*    The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income. Cash NOI Margin Cash NOI Margin is calculated as Cash NOI divided by resident fees and services. Consolidated Debt  The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements. Consolidated Debt, Net The carrying amount of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness, as reported in the Company’s consolidated financial statements. Consolidated Enterprise Value The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as market equity capitalization plus Consolidated Debt. Market equity capitalization is calculated as (i) the number of shares of common stock multiplied by the closing price of the Company’s common stock on the last day of the period presented plus (ii) the number of shares of preferred stock multiplied by the closing price of the Company’s preferred stock on the last day of the period presented. Consolidated Enterprise Value includes the Company’s market equity capitalization and Consolidated Debt, less cash and cash equivalents. EBITDARM  Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage  Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful.

27 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 APPENDIX Reporting Definitions Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”)*  The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non- cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does. Grant Income Grant income consists of funds specifically paid to communities in our Senior Housing - Managed portfolio from state or federal governments related to the pandemic and were incremental to the amounts that would have otherwise been received for providing care to residents. Investment Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization and excludes net intangible assets and liabilities. Market Capitalization Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period. Net Debt* The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements. Net Debt to Adjusted EBITDA* Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Operating Income (“NOI”)*   The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.

28 SABRA 3Q 2023 SUPPLEMENTAL INFORMATION September 30, 2023 APPENDIX Reporting Definitions Normalized FFO and Normalized AFFO* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. Occupancy Percentage Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. REVPOR REVPOR represents the average revenues generated per occupied unit per month at Senior Housing - Managed communities for the period indicated. It is calculated as resident fees and services revenues, excluding Grant Income, divided by average monthly occupied unit days. REVPOR includes only Stabilized Facilities. Senior Housing  Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix  Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health. Stabilized Facility At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care facilities and 90% for Senior Housing communities) or 24 months after the date of classification as non-stabilized. Stabilized Facilities exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) leased facilities acquired during the three months preceding the period presented. *Non-GAAP Financial Measures Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this supplement can be found at https://ir.sabrahealth.com/investors/financials/quarterly-results.